UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2025

AirJoule Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41151	86-2962208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

34361 Innovation Drive Ronan, Montana	59864
(Address of principal executive offices)	(Zip Code)

(800) 942-3083

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	AIRJ	Nasdaq Capital Market
Warrants to purchase Class A common stock	AIRJW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 12, 2025, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of AirJoule Technologies Corporation (the “Company”) approved grants of performance-based restricted stock unit awards covering shares of the Company’s common stock (the “awards”) to each of Matthew B. Jore and Jeffrey D. Gutke (the “Executives”) under the Company’s 2024 Incentive Award Plan, as may be amended from time to time (the “Plan”) and the Performance-Based Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement thereunder (together, the “Performance-Based RSU Agreement”). The following description of the awards is subject to, and qualified in its entirety by reference to, the full text of the Performance-Based RSU Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

The awards consist of performance-based restricted stock units subject to vesting based on the Company’s average stock price attaining certain stock price goals (the “Shareholder Return RSUs”), and performance-based restricted stock units subject to vesting based on the Company’s cumulative revenue (the “Revenue RSUs”). The performance period for the awards is the three-year period that commenced on January 1, 2025 and ends on December 31, 2027 (the “Performance Period”).

The following is a brief description of the material terms and conditions of the awards.

Shareholder Return RSUs

General. Each Executive is eligible to vest in a number of restricted stock units ranging from 0% to 200% of the target number of Shareholder Return RSUs granted to such Executive, based on the Company’s average closing stock price (the “Average Stock Price”) over the final 120 consecutive trading days ending on the last day of the Performance Period (the “Shareholder Return Measurement Period”).

Vesting. Subject to the Executive’s continued service through the applicable vesting date, the actual number of Shareholder Return RSUs that vest will be determined by multiplying (i) the number of Shareholder Return RSUs (at target) granted to such Executive, by (ii) the applicable “vesting percentage,” which shall be determined based on the Average Stock Price during the Shareholder Return Measurement Period, as set forth below:

Shareholder Return Achievement Level	Vesting Percentage
Below Threshold	0%
Threshold	50%
Target	100%
Maximum	200%

The Compensation Committee set specific stock price targets for each of the achievement levels referenced in the table above. If the Average Stock Price falls between the levels specified above, the percentage of Shareholder Return RSUs that vest will be determined using straight line linear interpolation between such levels.

Within 120 days after the conclusion of the Performance Period, the Compensation Committee will determine the Average Stock Price during the Shareholder Return Measurement Period and the number of Shareholder Return RSUs that have become vested (the date of such determination by the Compensation Committee, the “Measurement Date”). Any Shareholder Return RSUs that do not vest on or prior to the Measurement Date will thereupon be forfeited without consideration therefor and the applicable Executive will have no further right or interest in or with respect to such forfeited Shareholder Return RSUs.

Change in Control. If a “Change in Control” of the Company (as defined in the Plan) is consummated, subject to the Executive’s continued service immediately prior to the Change in Control, then the Shareholder Return RSUs will be deemed to convert into a number of unvested time-based restricted stock units immediately prior to such Change in Control, determined by multiplying (i) the number of Shareholder Return RSUs (at target) granted to such Executive, by (ii) the applicable “vesting percentage” set forth above, determined solely based on the per-share consideration paid or payable (as applicable) in the Change in Control. The resulting time-based restricted stock units will be eligible to vest in full on the last day of the Performance Period based solely on the Executive’s continued service through such date (or, if the Shareholder Return RSUs are not assumed, replaced or substituted in connection with the Change in Control, will vest in full upon the Change in Control).

Certain Terminations of Service.

If the Executive’s service is terminated by the Company or its affiliates (collectively, the “Company Group”) without “cause” (as defined in the Performance-Based RSU Agreement) within three (3) months prior to the consummation of a Change in Control, then, subject to the Executive’s execution of an effective release of claims, the Shareholder Return RSUs shall be deemed converted into a number of time-based restricted stock units (as described above) upon the Change in Control and will vest in full upon the consummation of such Change in Control.

If the Executive’s service is terminated by the Company Group without cause or due to the Executive’s resignation for “good reason” (as defined in the Performance-Based RSU Agreement), in either case, within twelve (12) months after the date on which a Change in Control is consummated, then subject to the Executive’s execution of an effective release of claims, all of the time-based restricted stock units into which the Shareholder Return RSUs converted upon the Change in Control shall vest in full upon the date on which the release of claims becomes effective.

If, during the Performance Period and prior to the date on which a Change in Control is consummated, the Executive’s service is terminated by reason of the Executive’s death or a termination by the Company Group due to the Executive’s “disability” (as defined in the Plan), a number of Shareholder Return RSUs will vest on the date on which the Executive’s service is terminated based on the target level of performance.

If, during the Performance Period and on or after the date on which a Change in Control is consummated, the Executive’s service is terminated by reason of the Executive’s death or due to the Executive’s disability, all then-unvested time-based restricted stock units into which the Shareholder Return RSUs converted upon the Change in Control shall vest in full.

If, following the conclusion of the Performance Period but prior to the Measurement Date, the Executive’s service is terminated by the Company Group by reason of the Executive’s death or disability, or without cause or due to the Executive’s resignation for good reason, then (subject, in the case of a termination without cause or due to Executive’s resignation for good reason, to the Executive’s execution of an effective release of claims), the Shareholder Return RSUs shall remain outstanding and eligible to vest upon the Measurement Date.

Except as described above, if the Executive’s service with the Company Group terminates for any reason prior to the Measurement Date, any then-unvested Shareholder Return RSUs will be cancelled and forfeited without consideration therefor and the Executive will have no further right or interest in or with respect to such forfeited Shareholder Return RSUs.

Payment. Any Shareholder Return RSUs that become vested will be paid to the Executive in shares of Company common stock or cash (as determined by the Company), in each case, as soon as administratively practicable after the vesting, but in no event later than March 15th of the calendar year following the calendar year in which the Shareholder Return RSUs vest.

Awards. The following amounts represent the number of Shareholder Return RSUs that would vest at target for each of the awards granted to the Executives:

Executive	Target Units
Matthew B. Jore	55,748
Jeffrey D. Gutke	11,150

Revenue RSUs

General. Each Executive is eligible to vest in a number of restricted stock units ranging from 0% to 200% of the target number of Revenue RSUs granted to such Executive based on attainment of certain revenue goals for the Performance Period.

Vesting. Subject to the Executive’s continued service through the applicable vesting date, the actual number of Revenue RSUs that vest will be determined by multiplying (i) the number of Revenue RSUs granted to such Executive, by (ii) the applicable “vesting percentage,” which shall be determined by the Company’s cumulative revenue during the Performance Period, as set forth below:

Revenue Achievement Level	Vesting Percentage
Below Threshold	0%
Threshold	50%
Target	100%
Maximum	200%

The Compensation Committee set specific revenue goals for each of the achievement levels referenced in the table above. If the Company’s cumulative revenue during the Performance Period falls between the levels specified above, the percentage of Revenue RSUs that vest will be determined using straight line linear interpolation between such levels.

Within 120 days after the conclusion of the Performance Period, on the Measurement Date, the Compensation Committee will determine the Company’s cumulative revenue during the Performance Period and the number of Revenue RSUs that have become vested. Any Revenue RSUs that do not vest on or prior to the Measurement Date will thereupon be forfeited without consideration therefor and the applicable Executive will have no further right or interest in or with respect to such forfeited Revenue RSUs.

Change in Control. If a Change in Control of the Company is consummated, subject to the Executive’s continued service immediately prior to the Change in Control, then the Revenue RSUs will be deemed to convert into a number of unvested time-based restricted stock units immediately prior to such Change in Control based on the target level of performance or, if greater and reasonably determinable at the time of the Change in Control, the number of Revenue RSUs that would vest had the Performance Period ended at the end of the fiscal quarter ending immediately prior to the date of the Change in Control. The resulting time-based restricted stock units will be eligible to vest in full on the last day of the Performance Period based solely on the Executive’s continued service through such date (or, if the Revenue RSUs are not assumed, replaced or substituted in connection with the Change in Control, will vest in full upon the Change in Control).

Certain Terminations of Service.

If the Executive’s service is terminated by the Company Group without cause within three (3) months prior to the consummation of a Change in Control of the Company, then, subject to the Executive’s execution of an effective release of claims, the Revenue RSUs shall be deemed converted into a number of time-based restricted stock units (as described above) upon the Change in Control and will vest in full upon the consummation of such Change in Control. If the Executive’s service is terminated by the Company Group without cause or due to the Executive’s resignation for good reason, in either case, within twelve (12) months after the date on which a Change in Control is consummated, then, subject to the Executive’s execution of an effective release of claims, all of the time-based restricted stock units into which the Revenue RSUs converted upon the Change in Control shall vest in full upon the date on which the release of claims becomes effective.

If, during the Performance Period and prior to the date on which a Change in Control is consummated, the Executive’s service is terminated by reason of the Executive’s death or due to the Executive’s disability, a number of Revenue RSUs will vest on the date on which the Executive’s service is terminated based on the target level of performance or, if greater and reasonably determinable at the time of the termination, the number of Revenue RSUs that would vest had the Performance Period ended at the end of the fiscal quarter ending immediately prior to the date of the termination.

If, during the Performance Period and on or after the date on which a Change in Control is consummated, the Executive’s service is terminated by reason of the Executive’s death or due to the Executive’s disability, all then-unvested time-based restricted stock units into which the Revenue RSUs converted upon the Change in Control shall vest in full.

If, following the conclusion of the Performance Period but prior to the Measurement Date, the Executive’s service is terminated by the Company Group by reason of the Executive’s death or disability, or without cause or due to the Executive’s resignation for good reason, then (subject, in the case of a termination without cause or due to Executive’s resignation for good reason, to the Executive’s execution of an effective release of claims), the Revenue RSUs shall remain outstanding and eligible to vest upon the Measurement Date.

Except as described above, if the Executive’s service with the Company Group terminates for any reason prior to the Measurement Date, any then-unvested Revenue RSUs will be cancelled and forfeited without consideration therefor and the Executive will have no further right or interest in or with respect to such forfeited Revenue RSUs.

Payment. Any Revenue RSUs that become vested will be paid to the Executive in shares of Company common stock or cash (as determined by the Company), in each case, as soon as administratively practicable after the vesting, but in no event later than March 15th of the calendar year following the calendar year in which the Revenue RSUs vest.

Awards. The following amounts represent the number of Revenue RSUs that would vest at target for each of the awards granted to the Executives:

Executive	Target Units
Matthew B. Jore	22,601
Jeffrey D. Gutke	4,520

Item 9.01 Financial Statements and Exhibits

10.1	Form of Performance-Based Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRJOULE Technologies Corporation

Date: February 19, 2025	By:	/s/ Stephen S. Pang
	Name:	Stephen S. Pang
	Title:	Chief Financial Officer

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